UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the

Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2007

CapSource Financial, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-31730	84-1334453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Canyon Boulevard, Suite 103 Boulder, CO	80302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 245-0515

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       On November 2, 2007, Randolph M. Pentel, the Chairman of our Board of Directors and Fred Boethling, President, Chief Executive Officer and a Director, received letters by registered mail and by e-mail from Scot Malloy and Bruce W. Nordin by which both resigned from the Board of Directors effective immediately. Mr. Malloy’s letter of resignation is attached as Exhibit 17.1 and Mr. Nordin’s letter of resignation is attached as Exhibit 17.2 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	17.1	Letter of resignation of director dated November 2, 2007 from Scot Malloy.

	17.2	Letter of resignation of director dated November 2, 2007 from Bruce Nordin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOURCE FINANCIAL, INC. (Registrant)

Date: November 7, 2007	By:	/s/ Steven E. Reichert
Name: Steven E. Reichert
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

17.1	Letter of resignation of director dated November 2, 2007 from Scot Malloy.
17.2	Letter of resignation of director dated November 2, 2007 from Bruce Nordin.